                                                                   EXHIBIT 10.21


                            DATED              1995
                            -----------------------


                             THEALE ESTATES LIMITED

                                      and

                    TRUSTED INFORMATION SYSTEMS (UK) LIMITED




                                  COUNTERPART
                                  -----------

                                     LEASE
                                     -----

                                  relating to
                              Unit 9 Commerce Park
                                Theale Berkshire





                               Clarks Solicitors
                              Great Western House
                                  Station Road
                                    READING
                                    RG1 1SX
                                    Ref: 17
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THIS LEASE dated                                            1995





                          WITNESSES


Definitions     1.      In this Lease the following expressions have the
                        following meanings:-

                (a) The Landlord: THEALE ESTATES LIMITED whose registered office is at Station Road Theale Reading RG7 4AE

                (b) The Tenant: TRUSTED INFORMATION SYSTEMS LIMITED whose registered office is at 200 Aldersgate Street London EC1A 4JJ

                (c) The Term: Three years from 3 October 1995 and includes the period of any holding over or any extension or continuation whether by statute or common law

                (d)     The Rent:

                        (i) From 3 October 1995 to 30 November 1995 the sum of one peppercorn; and

                        (ii) From 1 December 1995 the sum of pound sterling 26,750.00 (Twenty-Six Thousand Seven Hundred and Fifty Pounds) per year payable in advance on the usual quarter days the first payment to be made on 1 December 1995

                (e) The Permitted Use: Offices and/or Light Industrial and/or any use which falls within Class B1 in the Schedule to the Town and Country Planning (Use Classes) Order 1987

                (f) The Estate: Commerce Park Theale being the land edged blue on the plan annexed hereto

                (g) The Roads: The roads coloured brown on the plan annexed hereto

                (h) The Demised Premises: Unit 9 Commerce Park Brunel Road Theale together with the ten car parking spaces adjacent thereto all of which are shown edged red on the plan annexed hereto together

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                        with the right to use the Roads (in accordance with the
                        Landlord's one way system and such other reasonable traffic directions as the Landlord may make and notify to the Tenant in writing from time to time) and the parts of the Estate laid out for common use including the pipes sewers and wires leading to or from the Demised Premises and together with the Landlords fixtures therein

                (i) Defect: Any defect in the Demised Premises or the Estate or in anything installed in or on the Demised Premises or the Estate which is attributable to:-

                        (i)      defective design; or

                        (ii)     defective workmanship or materials; or

                        (iii) defective supervision or the construction of or the installation of anything in or on the Demised Premises or the Estate; or

                        (iv) defective preparation of the site upon which the Demised Premises or the Estate are constructed;

                        but shall not include any defect which might reasonably be expected to have been apparent to a competent professional person either on a visual inspection of the Demised Premises carried out immediately before the grant of this Lease or from any plans or other documents copies of which were supplied by the Landlord to the Tenant before the date of this Lease

Demise          2.      In consideration of the Rent and of the covenants on
                the part of the Tenant and the agreements and stipulations hereinafter contained the Landlord demises the Demised Premises to the Tenant except and reserving unto the Landlord and all other persons entitled thereto in respect of the Estate or any part thereof:

Exceptions &    (a)     the passage and running of water soil gas electricity
Reservations            and all  other services (if any) of whatever kind as
                        heretofore used and enjoyed by the Estate through all sewers drains gutters channels pipes cables conduits and conductors of whatever kind (with all ancillary equipment) which may be in under or upon the Demised
                        Premises or any part thereof

                (b) full right and liberty at any time hereafter to execute any works or erections or carry out any repairs to or alter or rebuild the Estate or any part thereof PROVIDED that the means of access and egress from the Demised Premises and the access of light and air to the Demised Premises shall not suffer interference otherwise than for short and temporary periods reasonably necessary in accordance with the principles of good estate management

                (c) full right and liberty at any time hereafter to lay construct and use sewers drains gutters channels pipes cables conduits and conductors of whatever kind (with all ancillary equipment) through under or upon the Demised Premises and the right at all reasonable times with materials plant and equipment to enter upon the Demised Premises upon giving at least forty-eight hours' notice (except in an emergency) to carry out the works aforesaid and also for the purposes of inspecting cleaning repairing replacing and renewing the said sewers drains gutters channels pipes cables conduits conductors (and all ancillary equipment) and also for the purposes of executing repairs to the Landlord's Premises the persons exercising such right causing as little damage and disturbance as reasonably possible and the Landlord making good to the reasonable satisfaction of the Tenant all damage done to the Demised Premises by reason of the carrying out of any such works

Habendum        To hold the Demised Premises (except and reserved as aforesaid)
Reddendum       unto the Tenant for the Term paying the Rent therefor yearly and proportionately for any part of a year without any deduction whatsoever (except as authorised notwithstanding any agreement between the parties by any law for the time being in force)

Insurance       And also paying from time to time during the said term by way
Rent            of further rent a sum equal to the reasonable sum or sums which the Landlord shall from time to time pay by way of premium
                (including any increased premium payable by reason of any act or omission by the Tenant) for keeping the Demised Premises insured against loss (including loss of not more than three years' rent and a reasonable sum to cover architects' and surveyors' fees and demolition clearance and other reasonable expenses as the Landlord acting properly shall deem appropriate) or damage by fire and such other risks as the Landlord shall deem reasonably appropriate the said further rent to be paid by the Tenant within twenty eight days after receiving notice in writing of the amount thereof and if such sum or sums payable by the Landlord shall be for the insurance of larger premises of which the Demised Premises form part the sum payable by the Tenant under this clause shall be a fair and reasonable proportion thereof to be determined by the Landlord acting reasonably and properly

Tenants         3.      The Tenant hereby covenants with the Landlord to
Covenants       observe and perform the covenants contained in the First
                Schedule hereto

Landlords       4.      The Landlord hereby covenants with the Tenant:-
Covenants
                (a)     That the Landlord will at all times during the term
                        insure and keep insured in the full reinstatement value at least the Demised Premises against loss or damage by fire and such other risks as the Landlord shall deem appropriate acting properly and reasonably in some insurance office or with underwriters of repute and will whenever required so to do by the Tenant produce the policy of such insurance and the receipt for the last premium and in the case of destruction or damage to the Demised Premises or any part thereof from any cause covered by such insurance will lay out all monies received in respect of such insurance (other than monies received for loss of rent and architects' and surveyors' fees and for demolition and clearance expenses) in rebuilding and reinstating the Demised
                        Premises except that in any such rebuilding and reinstating the Landlord shall not be obliged to reinstate in accordance with the plans sections elevations and specifications of the existing building but shall use his best endeavours to provide the Tenant with accommodation reasonably equivalent to that demised including any improvements made by the Tenant the covenants and conditions of this Lease to apply thereto in all respects mutatis mutandis as they applied to the accommodation originally demised

Quiet           (b)     That the Tenant paying the rents hereby reserved and
Enjoyment               observing and observing and performing the several
                        stipulations on the part of the Tenant herein contained shall peaceably hold and enjoy the Demised Premises during the Term without any interruption by the Landlord or any person rightfully claiming under or in trust for the Landlord or by title paramount

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                (c)     That the Landlord shall at its own expense remedy any
                        Defect of whose existence the Tenant shall have notified to the Landlord and any want of repair which is attributable to any such defect and which manifests itself at any time during the Term, such work to be done in a good and workmanlike manner and with good and sound materials and to the reasonable satisfaction of the Tenant. Such work shall be carried out at times reasonably convenient to the Tenant and so as to cause as little damage and disturbance as reasonably possible, and the Landlord shall indemnify the Tenant against any damage so caused

                (d) If the cost to the Tenant of complying with its obligations under this Lease shall be increased by reason of the existence of any Defect the Landlord shall on demand indemnify the Tenant against the reasonable amount of such increase

Provisos        5.      Provided always and it is hereby agreed as follows:-

Forfeiture      (a)     if the rent hereby reserved or any part thereof shall
                        be unpaid for twenty-one days after  becoming payable
                        (whether legally demanded or not) or if any covenant on the Tenant's part herein contained shall not be performed or observed or if the Tenant shall have any execution levied on his property or if the Tenant
                        (being an individual) shall become bankrupt or make any composition with creditors or if the Tenant (being a Company) shall enter into liquidation whether compulsory or voluntary (except for the purpose of amalgamation or reconstruction of a solvent company) or have an administrative receiver appointed or an administration order is made in respect of it then and in any of the said cases it shall be lawful for the Landlord at any time thereafter to re-enter upon the Demised Premises or any part thereof in the name of the whole and thereupon this demise shall absolutely determine but without prejudice to the right of action of either party in respect of any breach of the covenants herein contained

Interest on     (b)     if the rent hereby reserved or any part thereof shall
Arrears                 be unpaid for twenty-one days after becoming payable
                        (whether legally demanded or not) or if any sum due from the Tenant shall remain unpaid for twenty-one days after becoming due then the Tenant shall pay by way of further rent interest on the sum outstanding from the date it became due until payment at a rate of 3% over Lloyds Bank PLC Base Rate for the time being

Suspension      (c)     if the Demised Premises or any part thereof or the
of Rent                 means of access thereto shall be destroyed or damaged
                        by fire or other risk against which the Landlord shall have insured so as to render the Demised Premises unfit for beneficial occupation and use or inaccessible then
                        (save to the extent that the insurance money shall be wholly or partially irrecoverable by reason solely or in part of any act or default of the Tenant) payment of the Rent and of any sums payable as further rent in accordance with clause 6(b) hereof or a fair and just proportion thereof according to the nature and extent of such destruction or damage shall be suspended until the Demised Premises or the part so destroyed or damaged shall be again rendered fit for occupation and use

Accidents       (d)     the Landlord shall not be responsible to the Tenant or
                        the Tenant's visitors invitees employees licensees or agents or other persons in or near the Demised Premises for any accident happening or injury suffered or damage to or loss of any chattel or property sustained in or near the Demised Premises or in or outside any building of which the Demised Premises form part howsoever caused save where such accident happening injury damage or loss arises out of the Landlord's negligence and the Tenant shall indemnify the Landlord against all such matters and all claims and costs in respect thereof

Value Added     (e)     the rents and all other sums payable under this Lease
Tax                     are exclusive of Value Added Tax and the Tenant shall
                        pay Value Added Tax thereon at the rate for the time being in force as if the same were part thereof upon being provided by the Landlord with a valid Value Added
                        Tax invoice addressed to the Tenant

Party Walls     (f)     every wall separating the Demised Premises from any
                        adjoining unit on the Estate shall be a party wall

Service of      (g)     the regulations as to service of notices contained in
Notices                 Section 196 of the Law of Property Act 1925 as amended
                        by the Recorded Delivery Service Act 1962 shall be deemed to be incorporated herein for the purpose of service of all notices hereby or by statute authorised to be served

No Waiver       (h)     neither the acceptance of rent nor any other act or
                        omission of the Landlord shall waive or be deemed to waive any breach of covenant on the part of the Tenant whether or not the same be capable of remedy Provided that the Landlord may waive any such breach by written notice to or agreement in writing with the Tenant

Definitions     (i)     the expression "the Landlord" where the context so
Interpretation          admits and shall include the person from time to time
                        entitled in reversion immediately expectant on the Term

                (j) the expression "the Tenant" where the context so admits shall include persons deriving title under the Tenant

                (k) the expression "the Surety" shall include the Personal Representatives of the Surety

                (l) covenants made by any party shall be joint and several if more than one person is comprised in that party

                (m) references to any Statute shall be deemed to refer to any statutory modification or re-enactment for the time being in force

                (n) the marginal notes are for convenience only and shall not affect the construction or meaning of any clause or affect the rights and liabilities of the parties hereto

Service Charge  (a)     The Landlord will subject to availability of supplies
6.                      of suitable labour materials and fuels use all
                        reasonable endeavours to keep the Estate including the Roads in a reasonable and serviceable state of repair

                        (b) The Tenant will pay to the Landlord by way of further rent a fair proportion to be reasonably and properly determined (subject to the proviso to this sub-clause) by the Landlord from time to time of the cost to the Landlord of:-

                        (i)      performing Clause 6(a)

                        (ii) repairing renewing mowing maintaining cleansing heating operating lighting ventilating and decorating as necessary the Roads verges and other parts of the Estate not

                        (iii) the reasonable cost incurred by the Landlord of providing such services as the Landlord may from time to time reasonably provide for the convenience of tenants on the Estate or in the interests of good estate management including in particular but without in any way limiting the generality of the foregoing security and fire prevention services but (for the avoidance of doubt) excluding any capital costs of constructing installing or supplying any building, fixture, plant or machinery for the purpose of providing any such service

                        (iv) all rates and outgoings whatsoever payable in respect of the Landlord's office on the Estate

                        (v) the reasonable cost to the Landlord (taking into account any payments or commissions) of maintaining or procuring the maintenance of insurance against the risk of damage to or destruction of the Landlord's property mentioned in Paragraph (iv) of this clause and such insurance against public or third party liability as the Landlord may from time to time effect acting reasonably and properly

                        (vi) the reasonable cost to the Landlord of employing such employees (if any) as the Landlord may from time to time reasonably employ in connection with matters mentioned in this clause

                        (vii) the reasonable cost to the Landlord of the Estate water supply

                        (viii) reasonable Architects' Surveyors' Accountants' and other fees directly in connection with the matters mentioned in this clause and the calculation and the preparation and issue of accounts thereof

                        (ix) the reasonable fees and commissions of managing agents appointed to manage the functions of the Landlord under this clause or alternatively 7 1/2% of the sums due under the other parts of this sub-clause on account of the Landlord's administrative expenses

                                 PROVIDED (for the avoidance of doubt) that the said fair proportion shall not in any circumstances be greater than it would be if all the lettable units on the Estate at the relevant time were let on terms making the lessee liable to pay a fair proportion of the said cost

                         (c) The Tenant will pay to the Landlord by way of additional rent such quarterly sum as the Landlord shall reasonably and properly demand on account of the sums referred to in 6(b)

                         (d) The Landlord shall deliver to the Tenant not less than once in each year a full account of the cost referred to in 6(b) and 6(c) and of the percentage due from the Tenant. The Tenant shall within fourteen days of receipt of the account properly showing the sums due pay to the Landlord by way of additional rent the sum shown due by such account after allowing for any payments on account. If the payments on account exceed the sum due by such account then the overpayment shall be credited to the Tenant against the next quarterly payment of the additional rent payable in accordance with clause 6(c) and if the overpayment is such that it exceeds the sum in respect of the next quarterly payment of the additional rent payable in accordance with clause 6(c0 then the overpayment shall be credited to the next quarterly payment after that. If there is no such further additional rent payable the overpayment will be refunded to the Tenant within 21 days of the account referred to in this sub-clause

                         (e) Notwithstanding the provisions of this clause 6 the Landlord shall not recover or seek to recover from the Tenant any costs incurred by the Landlord in or incidental to the remedying of any Defect or of any want of repair attributable to such Defect


                              THE FIRST SCHEDULE

Tenants         (1)     To pay the said rents hereby reserved on the days and
Covenants               in manner aforesaid by bankers standing order or such
Rent                    other means as the Landlord may reasonably require

Outgoings       (2)     To defray (or in the absence of direct assessment on
                        the Demised Premises to repay to the Landlord a fair proportion to be determined by the

                        Landlord acting reasonably and property of) all existing and future rates assessments charges and outgoings of every kind and description payable by law in respect of the Demised Premises or any part thereof or any greater premises of which the Demised Premises form part by the owner landlord tenant or occupier thereof (excluding any tax payable by the Landlord occasioned by any disposition or dealing with the reversion of this lease and also excluding any taxes payable by the Landlord in respect of the rents and further rents payable in accordance with this Lease)

Services        (3)     To pay to the suppliers thereof all charges for gas
                        electricity telephone and other services (including meter rents and standing charges if any) consumed on or relating to the Demised Premises

Repair          (4)     At all times to keep the Demised Premises and the
                        appurtenances thereof including the doors plate glass and other windows fixtures fittings fastenings wires waste water drain and other pipes and sanitary and water apparatus therein and boundary walls fences gates or other features thereof and the painting papering and decoration thereof in good and substantial repair and condition throughout the Term (damage by fire and such other risks against which the Landlord is obliged to insure save to the extent that the insurance monies shall be irrecoverable by reason solely or in part of any act or default of the Tenant only excepted) and to renew and replace from time to time the whole or any part of the Demised Premises and any Landlord's fixtures fittings and appurtenances which may become or be beyond repair at any time during or at the expiration or sooner determination of the Term and without prejudice to the generality of the foregoing covenant to clean all plate glass and other windows in the Demised Premises at least once in every month and to notify the Landlord in writing forthwith if any defect shall appear in premises which it is not the Tenant's duty to repair PROVIDED that nothing in this Lease shall be construed as obliging the Tenant to remedy any Defect or any want of repair which is attributable to such Defect

Decorate        (5)     To clean paint decorate and treat as appropriate using
Externally              colours previously approved in writing by the Landlord
                        all the external parts of the Demised Premises in a workmanlike manner in the last year of the tenancy howsoever terminating

Decorate        (6)     To paint decorate and treat as appropriate all the
Internally              internal parts of the Demised Premises in a
                        workmanlike manner using colours materials and finishes previously approved in writing by the Landlord such approval not to be unreasonably withheld or delayed in the last year of the tenancy howsoever terminating

Alterations     (7)     Not to make any alterations or additions to the Demised
                        Premises or any part thereof nor to commit or permit or suffer any waste spoil or destruction in or upon the Demised Premises nor to cut injure or remove any part of the Demised Premises or of the roofs walls timbers wires pipes drains appurtenances fixtures or fittings thereof without the previous consent in writing of the Landlord

Statutes        (8)     At all times during the said term to do and execute or
                        cause to be done and executed all such works and to do all such things as under or by virtue of any Act or Acts of Parliament now or hereafter to be passed and bye-laws rules and regulations thereunder are or shall be directed or necessary to be done or executed upon or in respect of the Demised Premises or any part thereof or in respect of the Tenant's user thereof by the owner landlord tenant or occupier thereof and at all times save harmless and keep indemnified the Landlord against all claims and liability in respect thereof and to pay all reasonable costs charges and expenses incurred by the Landlord in abating a nuisance and executing all such works as may properly and reasonably be necessary for abating a nuisance or for doing and executing all such works or things reasonably necessary in connection with the Demised
                        Premises in obedience to a notice served by or requirement of a competent authority (but excluding any such works things costs charges and expenses attributable to any Defect)

Common and      (9)     To pay and contribute a fair proportion (to be
Party                   determined by the Landlord acting reasonably and
Structures              properly) of the reasonable expenses incurred in
                        respect of repairing rebuilding painting decorating and cleansing all party walls and fences and all gutters sewers drains channels sanitary apparatus pipes wires passageways stairways entrance ways roads pavements and other parts of buildings and things the use of which is common to the Demised Premises and to other premises on the Estate or of any works thereto as under or by virtue of any Act or Acts of Parliament now or hereafter to be passed and bye-laws rules and regulations thereunder are or shall be directed or necessary to be done or executed such expenses to include a similar proportion of the Landlord's surveyor's and solicitor's reasonable fees Provided that nothing in this Lease shall be construed as obliging the Tenant to pay or contribute to the cost of remedying any Defect or any want of repair which is attributable to such Defect

Right of        (10)    To permit the Landlord and the Agents of the Landlord
Entry                   with workmen and others at all reasonable  times during
                        the Term (upon forty-eight hours' previous written notice save in cases of emergency the persons exercising such rights causing as little damage and disturbance as reasonably possible and the Landlord making good any damage done to the reasonable satisfaction of the Tenant) to enter the Demised Premises:-

                        (a) to execute any works of cleansing or repair to any adjacent or neighbouring premises or to any building of which the Demised Premises form part and so far as any defects remedied or works done by the Landlord may be included in the Tenant's covenants to repair hereinbefore contained then the costs thereof shall be a debt due from the Tenant to the Landlord and be forthwith recoverable by action

                        (b) to take inventories and view the condition and user of the Demised Premises and upon notice being served by the Landlord the Tenant shall repair renew rebuild or reinstate in accordance therewith within three months after such notice or earlier if requisite so far as the Tenant is liable under this Lease

                        (c) to allow the Landlord to show the Demised Premises to prospective purchasers thereof and (within six months of the expiry of the Term) to prospective lessees thereof and to fix a notice board to a prominent part thereof

Dangerous       (11)    Not to store or bring upon the Demised Premises any
Articles                articles of a specially combustible or inflammable  or
                        dangerous nature and not to do or permit anything by reason whereof any insurance effected on the Demised
                        Premises may become void or voidable or whereby the rate of premium thereon may be increased and to comply with all proper requirements of the insurers notified to the Tenant in writing as to fire precautions relating to the Demised Premises

Nuisance        (12)    Not to do cause permit or suffer upon the Demised
                        Premises anything which may be or become a nuisance or annoyance or cause damage to the Landlord or to the tenants or occupiers of any other premises of the Landlord and the owners tenants or occupiers of any neighbouring premises

Permitted Use   (13)    Not to use or occupy the Demised Premises except for
                        the Permitted Use without the consent in writing of the Landlord such consent not to be unreasonably withheld or delayed

Residential Use (14)    Not to permit or suffer the Demised Premises or any
                        part thereof to be used for residential purposes

Alienation      (15)    Not to assign underlet transfer share or part with the
of part                 possession of part only of  the Demised Premises

Alienation of   (16)    Not to assign transfer underlet share or part with the
Whole                   possession of the whole of the Demised Premises or this
                        Lease without the previous consent in writing of the Landlord but such consent shall not be unreasonably withheld or delayed if the assignee or underlessee shall be a respectable and responsible person shown to be such to the reasonable satisfaction of the Landlord by and at the reasonable expense of the Tenant and such assignee or underlessee joins in the licence to covenant with the Landlord to pay the rent reserved by the Lease or Underlease (as the case may be) and observe and perform the covenants and conditions therein contained and in the case of a limited company a guarantor (being a person first approved in writing by the Landlord, such approval not to be unreasonably withheld) who joins in the licence to guarantee (in such terms as the Landlord reasonably requires) payment of the said rent and observance and performance of the said covenants and obligations or a reasonable rent deposit or a bank guarantee on reasonable terms


                            THE SECOND SCHEDULE

No Premium      (1)     Notwithstanding anything contained in the last
on Subletting           preceding sub-clause the Tenant shall not  create or
                        permit the creation of any interest derived out of the Term howsoever remote or inferior upon the payment of a fine or premium or at a rent less than the full market rent (obtainable without taking a fine





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
                        or premium) of the Demised Premises

Registration    (2)     Within 28 days after every assignment underlease
                        assignment of any underlease mortgage charge transfer disposition or devolution of the Demised Premises or any part thereof to give notice thereof in duplicate to the Landlord's solicitor and to send to him a certified copy of the instrument or instruments (including any relevant Probate Letters of Administration or Assent)

Advertisements  (3)     Not without the previous consent in writing of the
                        Landlord to erect fix place or display or permit or suffer to be erected fixed placed or displayed or continue to be in upon or from any part of the Demised
                        Premises any advertisement or advertisement board or sign or anything whatsoever in the nature of an advertisement other than sign-boards and fascias of a reasonable size setting forth the name and trade of the Tenant upon the Demised Premises and subject as aforesaid forthwith upon the written demand of the Landlord to remove or cause to be removed any advertisement which may without such previous consent in writing as aforesaid have been erected fixed placed or displayed or be in or upon any part of the Demised
                        Premises

Planning        (4)     At all times during the Term in respect of the Demised
                        Premises themselves and in respect of the Tenant's use of the Demised Premises to comply in all respects with the provisions and requirements of the Town and Country Planning Act 1990 and all regulations or orders made thereunder and to indemnify and keep indemnified the Landlord against all actions proceedings costs expenses claims and demands in respect of such matters

Notices         (5)     Within seven days of the receipt of notice of the same
                        to produce to the Landlord any permission notice order or proposal for a notice or order made given or issued to the Tenant by any government department local or public authority under or by virtue of any statutory powers in respect of the Demised Premises without delay to take all reasonable or necessary steps to comply with any such notice or order so far as the Tenant is liable under this Lease and also at the request and cost of the Landlord to make or join with the Landlord in making such reasonable objections or representations against or in respect of any such notice order or proposal as aforesaid as the Landlord shall reasonably deem expedient

Planning        (6)     Not to make any application for Planning Consent in
Applications            respect of the Demised Premises or any part thereof
                        without the consent in writing of the Landlord such consent not to be unreasonably withheld or delayed

Yield Up        (7)     At the expiration or sooner determination of the Term
                        to yield up the Demised Premises and all additions thereto and all Landlord's fixtures therein in such repair and condition as shall be in accordance with the Tenant's covenants hereinbefore contained

Fees            (8)     To pay to the Landlord all reasonable solicitors' costs
                        and reasonable surveyors' fees incurred by the Landlord attendant upon or incidental to:-

                        (a) Every application made by the Tenant for a consent or licence hereinbefore required or made necessary whether the same be granted or refused or proffered subject to qualification or condition or whether the application be withdrawn (except where the Landlord unreasonably withholds a consent or licence where it is not entitled to do so) including (in the case of a licence to assign or underlet) a reasonable fee for registration of the assignment or underlease

                        (b)      The preparation and service of a notice under
                                 Section 146 of the Law of Property Act 1925 or incurred in or in reasonable contemplation of proceedings under Sections 146 or 147 of that Act notwithstanding in any such case forfeiture is avoided otherwise than by relief granted by the Court

                        (c) The preparation and service of all proper notices and schedules relating to wants of repair of the Demised Premises whether the same be served during or after the expiration or sooner determination of the Term

                        (d) The recovery or reasonable preparations for or attempts at recovery of any rent in arrear or other payment due from the Tenant or any Surety

                        (e) Any breach of covenant on the part of the Tenant

                        (f)      Any registration under paragraph (18) hereof

SEALED AS A DEED by                        )
THEALE ESTATES LIMITED                     )
in the presence of:-                       )


/s/                                        Director

                                        Secretary


SEALED AS A DEED by TRUSTED                )
INFORMATION SYSTEMS (UK)                   )
LIMITED in the presence of:-               )


/s/ Stephen T. Walker                      Director


/s/                                     Secretary





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